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                             INVESTORS FUND SERIES
                         Kemper Money Market Portfolio
                         Kemper Total Return Portfolio
                          Kemper High Yield Portfolio
                            Kemper Growth Portfolio
                     Kemper Government Securities Portfolio
                         Kemper International Portfolio
                       Kemper Small Cap Growth Portfolio
                     Kemper Investment Grade Bond Portfolio
                             Kemper Value Portfolio
                        Kemper Small Cap Value Portfolio
                         Kemper Value+Growth Portfolio
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                           Kemper Blue Chip Portfolio
                         Kemper Global Income Portfolio
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

INVESTMENT MANAGEMENT
     Zurich Insurance Company ("Zurich") has entered into a definitive agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and Zurich Kemper Investments, Inc. ("ZKI") will be operated either as a subsidiary of SKI or as part of SKI. Consummation of the transaction is subject to a number of contingencies. Because the transaction would constitute an assignment of the Fund's investment management agreements with ZKI and its affiliate, Dreman Value Advisors, Inc. ("DVA") under the Investment Company Act of 1940, it is anticipated that ZKI would seek approval of new agreements by the Fund's board and shareholders. If the contingencies are timely met, the transaction is expected to close in the fourth quarter of 1997. Zurich will own 69.5% of SKI and senior employees of SKI will hold the remaining 30.5%. SKI will be headquartered in New York City and the chief executive officer of SKI will be Edmond D. Villani, Scudder's president and chief executive officer. Mr. Villani will also join Zurich's Corporate Executive Board. A transition team comprised of representatives from ZKI, Zurich, and Scudder has been formed to make recommendations regarding combining the operations of Scudder and ZKI.
     With respect to the Kemper Small Cap Value Portfolio, Thomas H. Forester and Steven T. Stokes have been the portfolio co-managers of the Kemper Small Cap Value Portfolio since July, 1997. Mr. Forester has lead responsibility for the management of the Portfolio. He joined DVA, the investment manager for the Kemper Small Cap Value Portfolio, in May 1997. Prior to joining DVA, he served as a senior portfolio manager of an unaffiliated investment management firm from 1995 to 1997. For the three years prior to 1995, he was a portfolio manager of another investment management firm. He received his undergraduate degree at the University of Colorado and an M.B.A. in finance from Northwestern University. He is a chartered financial analyst. Mr. Stokes joined DVA in April, 1996 and is currently a managing director of DVA. Prior to joining DVA, he served as a portfolio manager and financial analyst of an unaffiliated investment management firm from 1986 to 1996. Mr. Stokes received a B.S. degree in Finance from State University of New York at New Paltz. He is a chartered financial analyst.

CAPITAL STRUCTURE AND GENERAL INFORMATION
     The Fund added the "Kemper" brand name to the name of each Portfolio, as shown above.

July 30, 1997
IFS-1B (7/97)                                    (LOGO)printed on recycled paper